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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 June 30, 1998
                                 Date of Report
                      ------------------------------------
                        (Date of earliest event reported)




                               THE BOEING COMPANY
              -----------------------------------------------------------
               (Exact name of registrant as specified in its charter)

                  Delaware              1-442             91-0425694
               ---------------     ---------------      -------------
               (State or Other       (Commission        (IRS Employer
               Jurisdiction of           File           Identification
                Incorporation)          Number)             Number)

                            7755 East Marginal Way South
                             Seattle, Washington 98108
             ------------------------------------------------------------
             (Address of Principal Executive Offices, Including Zip Code)

                                 (206) 655-2121
             ------------------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)




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ITEM 5.       OTHER EVENTS

         Pursuant to the Consent and Undertaking dated July 26, 1978, of The Boeing Company (the "Company"), the Company agreed to file a statement with the Securities and Exchange Commission (the "Commission") whenever it makes a change in its policy on the appointment of foreign sales consultants.

         The Company acquired McDonnell Douglas Corporation in 1997. As part of the administrative efforts undertaken to integrate the two companies, on June 30, 1998, the Board of Directors approved a revised policy on Consultants and Professional Services. The requirements for documentation and the scope of corporate review that were in the prior policy are in the revised policy. The companywide procedure is not being changed at this time.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statement of businesses acquired:  not applicable

         (b)      Pro forma financial information:  not applicable

         (c)      Exhibits:


         EXHIBIT NO.                      DESCRIPTION

             99       Company Policy 14, Consultant and Professional Services.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            THE BOEING COMPANY



Dated:  August 21, 1998                     By: /s/ James C. Johnson
                                                ------------------------
                                                    James C. Johnson
                                            Vice President, Corporate Secretary
                                               and Assistant General Counsel



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                                EXHIBIT INDEX

     EXHIBIT NO.                           DESCRIPTION

         99            Company Policy 14, Consultant and Professional Services.